Exhibit 4.24

***INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

September 15, 2011

6-1165-REW-390R4

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:                 Boeing 787 Aircraft Delivery Delay Settlement Agreement

References:	(I) Purchase Agreement No. 2529 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (CEA Aircraft)

(2)        Purchase Agreement No, 2534 (Purchase Agreement) between The Boeing Company (Boeing) and Shanghai Airlines Company Limited (Customer) relating to Model 787-86D Aircraft (SHA Aircraft)

(3)        Boeing Letter 6-1165-CKR-950, Liquidated Damages – Non-Excusable Delay, PA No. 2529

(4)        Boeing Letter 6-1165-APA-2273, Liquidated Damages – Non-Excusable Delay, PA No. 2534

(5)        Boeing Letter 6-1165-REW-391R4, Proposal for 737-89P Aircraft, dated September 15,2011

This agreement (Settlement Agreement) amends and supplements the reference (1) and (2) Purchase Agreements, All terms used but not defined in this Settlement Agreement have the same meaning as in the Purchase Agreement.

1.	Substituted Aircraft,

The Revised Delivery Month schedule set forth below reflects Boeing’s agreement to relieve Customer of its obligation to take delivery of all fifteen (15) originally scheduled CEA Aircraft (CEA Substituted Aircraft) and all nine (9) originally scheduled SHA Aircraft (SHA Substituted Aircraft) under the Purchase Agreements in exchange for Customer’s agreement to take delivery of forty-five (45) 737-89P aircraft per the reference (5) proposal.

BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.

6-1165-REW-390R4; September 15, 2011

Original CEA Schedule Month	Revised CEA Delivery Month
June 2008	Substituted
June 2008	Substituted
August 2008	Substituted
August 2008	Substituted
July 2009	Substituted
July 2009	Substituted
September 2009	Substituted
November 2009	Substituted
December 2009	Substituted
January 2010	Substituted
February 2010	Substituted
May 2010	Substituted
June 2010	Substituted
July 2010	Substituted
August 2010	Substituted

Original SHA Schedule Month	Revised SHA Delivery Month
June 2008	Substituted
February 2009	Substituted
June 2009	Substituted
February 2010	Substituted
June 2010	Substituted
February 2011	Substituted
June 2011	Substituted
March 2012	Substituted
April 2012	Substituted

2.	Consideration.

For purposes of resolving all issues in respect of the delay in the delivery of Customer’s 787 Aircraft under the original schedule of the Purchase Agreements, Boeing and Customer agree to the aircraft substitution set forth in Article 1 above and that the provisions of the reference (3) Letter Agreement (6-1165-CKR-0950, Liquidated Damages - Non-Excusable Delay) and reference (4) Letter Agreement (6-1165-APA-2273, Liquidated Damages - Non-Excusable Delay) are superseded by this Settlement Agreement. In so doing, Boeing and Customer waive and release any of their rights or obligations and remedies under the Purchase Agreement, except as agreed herein.

BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.

6-1165-REW-390R4; September 15, 2011

3.	Compensation.

Boeing will provide compensation to Customer in the *** per the reference (5) proposal Customer is entitled to this compensation on a per aircraft basis only upon delivery of each 737-89P aircraft.

Boeing will also provide additional compensation to Customer for 787 advanced payments previously provided to Boeing by Customer. This compensation is further described in Article 4.1 and 4,4 below.

Customer recognize that Boeing has previously advanced to Shanghai Airlines the amount of *** as part of this 787 settlement per Letter Agreement 6-1165-APA-2791, 787 Delivery Delay Announced October 10, 2007 dated November 30, 2007.

4.	Advance Payments.

Customer has provided advanced payments for the original CEA fifteen (15) 787-89P Aircraft ***will be increased in amount and subsequently distributed as follows;

4.1 Boeing will use **** This payment will be added to the funds ***held by Boeing going forward to apply toward 737 advanced payments but will not be included in the dollar day calculations as described in Article 4.4.

4.2 Customer is currently in *** aircraft to be delivered under Purchase Agreements 3026 and 3025. At the time of acceptance of this Settlement Agreement, ***

BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.

6-1165-REW-390R4; September 15, 2011

4.3  At the time of signing a definitive agreement (DA) for the forty-five (45) 737-89P aircraft in accordance with the reference (5) proposal, Customer will owe Boeing *** on each such aircraft totaling  ***

4.4  ***

4.5  Boeing will provide an Advanced Payment Summary for the 737 Model Aircraft under CEA PA 3309 and SHA PA 3025 and 3026 at Definitive Agreement per the reference (5) proposal and subsequently inform Customer when the above 787-8 advanced payment amount described within Articles 4.1 and 4.4 above will be depleted and the first required advanced payments under CEA PA 3309 and SHA PA 3025 and 3026 are due.

5.	Effect on Purchase Agreement 2529 and 2534.

The Purchase Agreements will be terminated per Letter Agreement 6-1165- REW-403R4, Termination Agreement for PA 2529 and PA 2534 between Boeing and Customer upon acceptance of this settlement agreement.

BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.

6-1165-REW-390R4; September 15, 2011

The termination of the Purchase Agreements will have no effect upon the rights or obligations of Customer relative to the protection of Proprietary Material and all Proprietary Information received by Customer in connection with the Purchase Agreement, and such rights and obligations shall survive such termination. The terms and conditions of AGTA-CEA and AGTA-SHA (AGTA) shall survive termination of the Purchase Agreements,

Therefore, all Boeing provided services and, training in the Purchase Agreements, including but not limited to what is contained In Supplemental Exhibit CSI, Customer Support Variables and Letter Agreements 6-1165-CKR-I084, Customer Support Matters (PA 2529) and Letter Agreements 6-1165-APA-2369R.I, Customer Support Matters (PA 2534), shall not apply. Furthermore, the provisions of the reference (3) Letter Agreement (6-1165-CKR-Q950, Liquidated Damages-Non-Excusable Delay) for the (15) original 787-89P Aircraft and the reference (4) Letter Agreement (6-1165- APA-2273, Liquidated Damages - Non-Excusable Delay) for the (9) original 787-86D Aircraft have been superseded by this Settlement Agreement.

6.	Additional Terms and Conditions of Settlement Agreement

The Settlement Agreement described herein is conditioned on and subject to the following terms and conditions:

6.1       ***

6.2        For the avoidance of doubt, for the Substituted Aircraft, Customer waives all rights and remedies for any and all aircraft flight performance or delivery delay issues. This Settlement Agreement provides for the only compensation as a result of delays-, to the original schedule of787-89P and 787- 86D Aircraft under the respective Purchase Agreements.

6.3        This Settlement Agreement, the Termination Agreements for PA 2529 and 2534 noted in Article 5 and the Definitive Agreement for the purchase of the forty-five (45) 737-89P Aircraft shall be executed concurrently.

In the event that Customer and Boeing do not execute this Settlement Agreement by the date set forth in Article 6,1 above, or reach another agreement within a reasonable time, and Customer desires to terminate all twenty four (24) 787-8 Aircraft under tire existing Purchase Agreements, by executing the Termination Agreements for PA 2529 and 2534 and rejecting this Settlement Agreement proposal, Boeing agrees to return to Customer all advanced payments made without interest and without any additional compensation as described within Article 4.1 above. Furthermore, all terms and conditions as described within this Settlement Agreement, including the compensation identified within Article 3 above, would not be provided and the reference (5) proposal for forty-five (45) 737-89P Aircraft would be void. Prior to return of the advanced payments, Boeing would deduct the amount of the arrears as noted in Article 4.2 and the amount previously provided to Shanghai Airlines as noted in Article 3.

BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.

6-1165-REW-390R4; September 15, 2011

7.	Reduction and Grace Period for Government Approval.

Per the terms of Letter Agreement 6-1165-REW-0380, Government Approval For Block D Aircraft (Government Approval Letter Agreement), if Customer has not informed Boeing in writing that they have Government Approval at least *** months prior to delivery of an Aircraft, then Boeing has certain rights, including the rights to reschedule or terminate the Aircraft. Notwithstanding the provisions of the Government Approval Letter Agreement, Boeing will provide Customer with a ***

7.1   ***

7.2   ***

7.3   ***

7.4   As long as Customer complies with the terms of paragraph 7.1, 7.2 and 7.3, then Boeing will not unilaterally reschedule or terminate any of the Aircraft.

8.	Exclusive Remedy.

Customer agrees that the remedies contained herein ate Customer’s exclusive remedies for purposes of resolving all issues with respect to the delay in delivery of Customer’s 787-8 Aircraft, are in lieu of all other damages, claims and remedies Customer may have, arising at law, under the Purchase Agreement or otherwise, and will constitute complete, full and final settlement and satisfaction of all Boeing’s obligations and liabilities to Customer for such 787 delivery delay. Customer hereby waives and renounces all other rights, remedies, claims and causes of action arising at law or otherwise against Boeing relating to such 787 delivery delay.

BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.

6-1165-REW-390R4; September 15, 2011

9.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

10.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Settlement Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

Very Truly Yours,

THE BOEING COMPANY

/s/ Rocky E. Weller

Rocky E. Weller

Regional Director, Contracts

Boeing Commercial Airplanes

Agreed and Accepted on this date:	Oct., 17, 2011	by:

China Eastern Airlines Corporation, Ltd,:

Signature:	/s/ Zhang Houxin

China Eastern Aviation Import & Export Corporation:

Signature:	/s/ Li Zhiyong

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

September 15,2011

6-1165-REW-403R4

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:                Termination of Purchase Agreements No. 2529 and No. 2534

Reference:	Purchase Agreement No. 2529 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft

Purchase Agreement No. 2534 (Purchase Agreement) between The Boeing Company (Boeing) and Shanghai Airlines Company Ltd. (Customer) relating to Model 787-86D aircraft

Boeing and Customer (each a Party) hereby agree as follows:

1.         Effective Date. This termination agreement including No. 2529 and No, 2534 (Termination Agreement) shall became effective as of the date of the later of (i) execution by Customer, as indicated in Customer’s signature block, and (ii) Customer providing written confirmation that Customer has received all the necessary Government Approval for the 737-89P aircraft purchase, in accordance with Supplemental Agreement No, 3 to Purchase Agreement 3309 (Effective Date), Any capitalized term used but not defined in this Termination Agreement will have the same meaning as in the Purchase Agreement.

2.        Termination. The Purchase Agreements are terminated as of the Effective Date. The termination of the Purchase Agreements will have no effect upon the rights and obligations of Customer relative to the protection of Proprietary Material and all Proprietary Information received by Customer in connection with the Purchase Agreements, and such rights and obligations shall survive such termination. The terms and conditions of AGTA-CEA and AGTA-SHA (AGTA) shall survive termination of the Purchase Agreements.

BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.

6-1165-REW-403R4; September 15, 2011

3.        Disposition of Advance Payments. FolIowing execution of this Termination Agreement, the advance payments received and retained by Boeing under the Purchase Agreements will be distributed as specified in the Boeing 787 Settlement Agreement 6-J165-REW-390R4 dated September 15, 2011 (787 Settlement Agreement) if said 787 Settlement Agreement has been executed by Customer. If Customer executes this Termination Agreement without having executed the 787 Settlement Agreement, then the 787 advanced payments will be returned without interest minus deduction of current 737 model advanced payment arrears, including interest accrued on such arrears.

4.        Third Party Obligations: No Rights in Third Parties. Customer warrants that it has satisfied all obligations owed by Customer to any third party to enable Customer to enter into this Termination Agreement. The Parties expressly agree that there are no third party beneficiary rights hereunder.

5.        Indemnity. Customer shall defend, indemnify, and hold harmless Boeing from any claim, cause of action or liability, and all losses, damages, and expenses, arising from or relating to any third-party claiming an interest in the Purchase Agreement or the Aircraft described therein, including, but not limited to, the sale or leasing of an Aircraft.

6.        Waiver and Release. Each Party agrees that the consideration and provisions contained herein are said Party’s sole and exclusive rights relating to the termination of the Purchase Agreement and are in lieu of all other damages, claims and remedies said Party may have, arising at law or otherwise recoverable from the other Party in relation to the Aircraft and the termination of the Purchase Agreements, and the entering into this Termination Agreement shall constitute complete, full and final settlement and satisfaction of all of a Party's obligations and liabilities to the other Party for such matters. Each Party hereby waives and renounces all other rights, remedies, claims and causes of action arising at law or otherwise against the other Party relating to the Aircraft and the termination of the Purchase Agreements. Nothing in this paragraph shall prevent Customer or Boeing from bringing an action to enforce the terms of this Termination Agreement.

7.        Public Statements. Except as may be required by law or regulation, including without limitation laws or rules of the U.S. Security Exchange Commission, neither Boeing nor Customer will refer to or use the name of the other in any public statements in relation to the termination of the Purchase Agreement or the other matters set out in this Termination Agreement.

8.        Entire Agreement. This Termination Agreement embodies the Parties’ entire agreement and understanding and is the final and complete expression of the Parties with respect to the subject matter hereof, and, as of the Effective Date, supersedes all prior agreements, proposals, communications and understandings between the Parties.

BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.

6-1165-REW-403R4; September 15, 2011

9.          Confidential Treatment. Customer understands and agrees that the information contained herein represents confidential business Information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under this Termination Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

10.        Governing Law. This Termination Agreement, AGTAs and any Purchase Agreements will be interpreted under and governed by the laws of the State of Washington, USA, except that Washington’s choice of law rules shall not be invoked for the purpose of applying the law of another jurisdiction.

Very truly yours,

THE BOEING COMPANY

/s/ Rocky E. Weller
By	Rocky E. Weller
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this    Oct., 17, 2011    (date)

CHINA EASTERN AIRLINES CORPORATION, LTD

By	/s/ Zhang Houxin

Its	General Manager of Planning & Development Department

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Li Zhiyong

Its	General Manager

BOEING PROPRIETARY

Supplemental Agreement No. 3

to

PURCHASE AGREEMENT NUMBER 3309

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Relating to Boeing Model 737-79P and 737-89P Aircraft

with

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

THIS SUPPLEMENTAL AGREEMENT, entered into as of the ________day of _______, 2011, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington (Boeing) and CHINA EASTERN AIRLINES CORPORATION, LTD. with its principal office in Shanghai, People's Republic of China (Customer),

WITNESSETH:

WHEREAS, the parties hereto entered into Purchase Agreement No. 3309 dated January 30, 2008, relating to Boeing Model 737-79P and 737-89P aircraft (the Aircraft), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

P.A. No. 3309	S1-1 BOEING PROPRIETARY	S.A. 3

WHEREAS, Customer has agreed to add forty-five (45) additional Model 737- 89P Aircraft in 2014 – 2016, and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows.

1.           TABLE OF CONTENTS.

The TABLE OF CONTENTS is deleted in its entirety and a new TABLE OF CONTENTS (attached) is substituted in lieu thereof.

2.            Table 1, “Aircraft Information Table – Block A Aircraft”

Table 1, “Aircraft Information Table – Block A Aircraft” is deleted in its entirety and a new Table 1, “Aircraft Information Table – Block A Aircraft”, (attached), is substituted in lieu thereof.

3.            Table 2, “Aircraft Information Table – Block B Aircraft”

Table 2, “Aircraft Information Table – Block B Aircraft” is deleted in its entirety and a new Table 2, “Aircraft Information Table – Block B Aircraft”, (attached), is substituted in lieu thereof.

4.            Table 3, “Aircraft Information Table – Block C Aircraft”

Table 3, “Aircraft Information Table – Block C Aircraft” is deleted in its entirety and a new Table 3, “Aircraft Information Table – Block C Aircraft”, (attached), is substituted in lieu thereof.

5.            Table 4, “Aircraft Information Table – Block D Aircraft”

A new Table 4, “Aircraft Information Table – Block D Aircraft” (attached) is added.

6.            Exhibit A-l Aircraft Configuration - Block A Aircraft

Exhibit A-1 “Aircraft Configuration – Block A Aircraft” is deleted in its entirety and a new Exhibit A-l “Aircraft Configuration – Block A Aircraft” (attached) is substituted in lieu thereof.

7.            Exhibit A-2 Aircraft Configuration – Block B Aircraft

Exhibit A-2 “Aircraft Configuration – Block B Aircraft” is deleted in its entirety and a new Exhibit A-2 “Aircraft Configuration – Block B Aircraft” (attached) is substituted in lieu thereof.

8.            Exhibit A-3 Aircraft Configuration – Block C Aircraft

Exhibit A-3 “Aircraft Configuration – Block C Aircraft” is deleted in its entirety and a new Exhibit A-3 “Aircraft Configuration – Block C Aircraft” (attached) is substituted in lieu thereof.

P.A. No. 3309	S1-2 BOEING PROPRIETARY	S.A. 3

9.           Exhibit A-4 Aircraft Configuration – Block D Aircraft

A new Exhibit A-4 Aircraft Configuration - Block D Aircraft (attached) is added.

10.          Supplemental Exhibit BFEI, BFE Variables

Supplemental Exhibit BFEI, BFE Variables is deleted in its entirety and a new Supplemental Exhibit BFEI, BFE Variables (attached) is substituted in lieu thereof.

11.          3309-02 Aircraft Model Substitution

Letter Agreement 3309-02, "Aircraft Model Substitution” is deleted in its entirety and a new Letter Agreement 3309-02, “Aircraft Model Substitution” (attached) is substituted in lieu thereof.

12.          LA 6-1165-REW-114, Special Matters

Letter Agreement 6-1165-REW-114, “Special Matters” is deleted in its entirety and a new Letter Agreement 6-1165-REW-114, “Special Matters” (attached), is substituted in lieu thereof.

13.          LA 6-1165-REW-116, Government Approval

Letter Agreement 6-1165-REW-116, “Government Approval” is deleted in its entirety and a new Letter Agreement 6-1165-REW-116, “Government Approval” (attached), is substituted in lieu thereof.

14.          LA 6-1165-REW-l 17, Special Escalation Program

Letter Agreement 6-1165-REW-117, “Special Escalation Program” is deleted in its entirety and a new Letter Agreement 6-1165-REW-117, “Special Escalation Program” (attached), is substituted in lieu thereof.

15.          LA 6-1165-REW-375, Special Escalation Program

A new Letter Agreement 6-1165-REW-375, “Special Escalation Program” (attached), is added.

16.          LA 6-1165-REW-380, Government Approval Block D Aircraft

A new Letter Agreement 6-1165-REW-380, “Government Approval Block D Aircraft” (attached), is added.

17.          LA 6-1165-REW-387, Significant Aircraft Improvement Block D Aircraft

A new Letter Agreement 6-1165-REW-387, “Significant Aircraft Improvement Block D Aircraft” (attached), is added.

P.A. No. 3309	S1-3 BOEING PROPRIETARY	S.A. 3

The Purchase Agreement shall be amended to the extent provided herein and, as so amended, shall continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the attachments to this Supplemental Agreement, the terms of the attachments will control.

EXECUTED IN TRIPLICATE as of the day and year first above written.

THE BOEING COMPANY		CHINA EASTERN AIRLINES
CORPORATION, LTD.

By	/s/ Rocky E. Weller	By	/s/ Zhang Houxin

Its	Attorney-In-Fact	Its

CHINA EASTERN AVIATION IMPORT
& EXPORT CORPORATION

By	/s/ Li Zhiyong

Its

P.A. No. 3309	S1-4 BOEING PROPRIETARY	S.A. 3

TABLE OF CONTENTS

SA NUMBER
ARTICLES

1.	Quantity, Model and Description	SA 3

2.	Delivery Schedule	SA 3

3.	Price	SA 3

4.	Payment	SA 3

5.	Miscellaneous	SA 3

TABLE

1.	Aircraft Information Table – Block A Aircraft	SA-3
2.	Aircraft Information Table – Block B Aircraft	SA 3
3.	Aircraft Information Table – Block C Aircraft	SA 3
4.	Aircraft Information Table – Block D Aircraft	SA 3

EXHIBIT

A-1.	Aircraft Configuration – Block A Aircraft	SA-3

A-2.	Aircraft Configuration – Block B Aircraft	SA-3

A-3.	Aircraft Configuration – Block C Aircraft	SA 3

A-4.	Aircraft Configuration – Block D Aircraft	SA 3

B.	Aircraft Delivery Requirements and Responsibilities

P.A. No. 3309	i BOEING PROPRIETARY	SA 3

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	BFE Variables	SA-3

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

LETTER AGREEMENTS

3309-01	737 Spare Parts Initial Provisioning

3309-02	Aircraft Model Substitution	SA-3

6-1165-REW-0111	Liquidated Damages Non-Excusable Delay

6-1165-REW-0112	Performance Guarantees

6-1165-REW-0113	Special Matters – Toolbox Contract Extension	SA-2

6-1165 -REW-0114	Special Matters	SA-3

6-1165-REW-0115	Payment Matters

6-1165-REW-0116	Government Approval	SA-3

6-1165-REW-0117	Special Escalation Program	SA-3

6-1165-REW-0118	Shareholder Approval

6-1165-REW-0119	Board Approval

6-1165-REW-0120	Volume Agreement

6-1165-REW-0375	Special Escalation Program	SA-3

6-U65-REW-0380	Government Approval Block D Aircraft	SA-3

6-1165-REW-0387	Significant Aircraft Improvement Block D Aircraft	SA-3

P.A. No. 3309	ii BOEING PROPRIETARY	SA 3

Purchase Agreement No. 3309

between

The Boeing Company

and

China Eastern Airlines Corporation, Ltd.

This Purchase Agreement No. 3309 dated as of January 30, 2008 between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd., (Customer) relating to the purchase and sale of Model 737-79P and 737-89P aircraft together with all tables, exhibits, supplemental exhibits, letter agreement and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions of the Aircraft General Terras Agreement dated as of March 7,2001 between the parties, identified as AGTA-CEA (AGTA). Boeing and China Eastern Aviation Import & Export Corporation consent and agree that Customer may utilize the AGTA for the Purchasing Agreement, and Customer agrees to be bound by the terms and conditions of the AGTA.

Article 1.        Quantity. Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-79P and 737-89P aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A-l, A-2, A-3 and A-4 in the quantities listed in Table 1, Table 2, Table 3 and Table 4 to the Purchase Agreement.

Article 2.       Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1, Table 2, Table 3 and Table 4. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.       Price.

3.1        Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1, Table 2, Table 3 and Table 4 in subject to escalation dollars.

P.A. No. 3309	1 BOEING PROPRIETARY	SA 3

3.2           Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1, Table 2, Table 3 and Table 4 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4.       Payment.

4.1        Boeing acknowledges receipt of a deposit in the amount shown in Table 1, Table 2, Table 3 and Table 4 for each Aircraft (Deposit).

4.2        The standard advance payment schedule for the Model 737-79P and 737-89P aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of *** less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1, Table 2, Table 3 and Table 4.

4.3        For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4        Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.       Miscellaneous.

5.1        Aircraft Information Table. Table 1, Table 2, Table 3 and Table 4 consolidate information contained in Articles 1,2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2        Escalation Adiustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3        Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

P.A. No. 3309	2 BOEING PROPRIETARY	SA 3

5.4         Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (the Entitlements) assumes that at the time of delivery of Customer's first Aircraft under the Purchase Agreement, Customer has taken possession of a 737-79P and 737-89P aircraft whether such aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 737-79P and 737-89P aircraft.

5.5        Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft,

5.6        Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft (Covered Components).

5.7        Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

5.8        Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

P.A. No. 3309	3 BOEING PROPRIETARY	SA 3

5.9        Confidential Treatment. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. By receiving this Purchase Agreement, Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer evaluate or respond to the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind any business concessions or deliveiy positions that are the subject of the unauthorized disclosure by Customer.

P.A. No. 3309	4 BOEING PROPRIETARY	SA 3

DATED AS OF______________

CHINA EASTERN AIRLINES CORPORATION, LTD,		THE BOEING COMPANY

By	/s/ Zhang Houxin	By	/s/ Rocky E. Weller

Its		Its	Attorney-in-Fact

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Li Zhiyong

Its

P.A. No. 3309	5 BOEING PROPRIETARY	SA 3

Table 1 to

Purchase Agreement No. PA-03309

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-700	148000 pounds	Detail Specification:	DO19A001CEA37P (3/31/2011)

Engine Model/Thrust: CFM56-7B2	***	Airframe Price Base Year/Escalation Formula:	***

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Date:	***

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Deposit per Aircraft:	***

Delivery	Number of	Escalation Factor			Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)			Price Per A/P	***
***	***	***	***	***	***	***

CEA 57127-1F.TXT	Boeing Proprietary	Page 1 SA-3

Table 1 to

Purchase Agreement No. PA-03309

Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P	***	***	***	***
Total:	15

CEA 57127-1F.TXT	Boeing Proprietary	Page 1 SA-3

Table 2 to

Purchase Agreement No. PA-03309

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-800	***	Detail Specification:	D019A001-0 (3/31/2011)

Engine Model/Thrust: CFM56-7B:	***	Airframe Price Base Year/Escalation Formula:	***

Airframe Price	***	Engine Price Base Year/Escalation Formula:	***

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:	***

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Deposit per Aircraft:	***

Delivery	Number of	Escalation Factor			Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)			Price Per A/P	***
***	***	***	***	***	***	***
Total	14

CEA 57650-1F.TXT	Boeing Proprietary	Page 1 SA-3

Table 3 to

Purchase Agreement No. PA-03309

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-700	***	Detail Specification;	D019A001CEA37P (3/31/2011)

Engine Model/Thrust: CFM56-7E	***	Airframe Price Base Year/Escalation Formula:	***

Airframe Price	***	Engine Price Base Year/Escalation Formula;	***

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation	***

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Deposit per Aircraft:	***

Delivery	Number of	Escalation Factor			Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)			Price Per A/P	***
***	***	***	***	***	***	***

CEA 57591-1F.TXT	Boeing Proprietary	Page 1 SA-3

Table 4 To

Purchase Agreement No. 3309

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-800	***	Detail Specification:	D019A001-0 (3/31/2011)

Engine Model/Thrust: CFM56-7B2	***	Airframe Price Base Year/Escalation Formula:	***

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Date:	***

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Deposit per Aircraft:	***

Delivery	Number of	Escalation Factor			Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)			Price Per A/P	***
***	***	***	***	***	***	***

CEA 57656-1F.TXT	Boeing Proprietary	Page 1 SA-3

Table 4 To

Purchase Agreement No. 3309

Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor			Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)			Price Per A/P	***
***	***	***	***	***	***	***

Total:	45

CEA 57658-1F.TXT	Boeing Proprietary	Page 1 SA-3

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Exhibit A-l to Purchase Agreement Number 3309

Block A aircraft

P.A. No. 3309	A BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

Dated _________

relating to

Block A

BOEING MODEL 737-79P AIRCRAFT

The Detail Specification is Boeing Detail Specification *** as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment

P.A. No. 3309	A-1 BOEING PROPRIETARY

CEA PA3309 SA-3 Exhibit A-1.XLS	BOEING PROPRIETARY	7/15/2011-12:34 PM

CR	CEA PA 3309 Exhibit A-l SA-3 Title	2007$ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 1

CEA PA3309 SA-3 Exhibit A-1.XLS	BOEING PROPRIETARY	7/15/2011-12:34 PM

CR	CEA PA 3309 Exhibit A-l SA-3 Title	2007$ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 2

CEA PA3309 SA-3 Exhibit A-1.XLS	BOEING PROPRIETARY	7/15/2011-12:34 PM

CR	CEA PA 3309 Exhibit A-l SA-3 Title	2007$ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 3

CEA PA3309 SA-3 Exhibit A-1.XLS	BOEING PROPRIETARY	7/15/2011-12:34 PM

CR	CEA PA 3309 Exhibit A-l SA-3 Title	2007$ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 4

CEA PA3309 SA-3 Exhibit A-1.XLS	BOEING PROPRIETARY	7/15/2011-12:34 PM

CR	CEA PA 3309 Exhibit A-l SA-3 Title	2007$ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 5

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Exhibit A-2 to Purchase Agreement Number 3309

Block B aircraft

P.A. No. 3309	A BOEING PROPRIETARY	SA-3

AIRCRAFT CONFIGURATION

Dated _________

relating to

Block B

BOEING MODEL 737-89P AIRCRAFT

The Detail Specification will be comprised of Boeing Detail Specification *** as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

***

P.A. No. 3309	A-1 BOEING PROPRIETARY	SA-3

CEA38WBSI_071411084543_Table 2.XLS	BOEING PROPRIETARY	7/18/2011-9:52 AM

CR	CEA PA 3309 Exhibit A-2 SA-3 Title	2007 $ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 1

CEA38WBSI_071411084543_Table 2.XLS	BOEING PROPRIETARY	7/18/2011-9:52 AM

CR	CEA PA 3309 Exhibit A-2 SA-3 Title	2007 $ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 2

CEA38WBSI_071411084543_Table 2.XLS	BOEING PROPRIETARY	7/18/2011-9:52 AM

CR	CEA PA 3309 Exhibit A-2 SA-3 Title	2007 $ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 3

CEA38WBSI_071411084543_Table 2.XLS	BOEING PROPRIETARY	7/18/2011-9:52 AM

CR	CEA PA 3309 Exhibit A-2 SA-3 Title	2007 $ Price Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 4

CEA38WBSI_071411084543_Table 2.XLS	BOEING PROPRIETARY	7/18/2011-9:52 AM

	CEA PA 3309	2007 $
	Exhibit A-2 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 5

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Exhibit A-3 to Purchase Agreement Number 3309

Block C aircraft

P.A. No. 3309	A BOEING PROPRIETARY	SA-3

AIRCRAFT CONFIGURATION

Dated________

relating to

Block C

BOEING MODEL 737-79P AIRCRAFT

The Detail Specification is Boeing Detail Specification *** as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 3309	A-1 BOEING PROPRIETARY	SA-3

CEA37WEXHA-HH08_071211053805.XLS	BOEING PROPRIETARY	7/15/2011-12:46 PM

	CEA PA 3309	2008 $
	Exhibit A-3 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 1

CEA37WEXHA-HH08_071211053805.XLS	BOEING PROPRIETARY	7/15/2011-12:46 PM

	CEA PA 3309	2008 $
	Exhibit A-3 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 2

CEA37WEXHA-HH08_071211053805.XLS	BOEING PROPRIETARY	7/15/2011-12:46 PM

	CEA PA 3309	2008 $
	Exhibit A-3 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 3

CEA37WEXHA-HH08_071211053805.XLS	BOEING PROPRIETARY	7/15/2011-12:46 PM

	CEA PA 3309	2008 $
	Exhibit A-3 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 4

CEA37WEXHA-HH08_071211053805.XLS	BOEING PROPRIETARY	7/15/2011-12:46 PM

	CEA PA 3309	2008 $
	Exhibit A-3 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 5

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Exhibit A-4 to Purchase Agreement Number 3309

Block D aircraft

P.A. No. 3309	A BOEING PROPRIETARY	SA-3

AIRCRAFT CONFIGURATION

Dated______

relating to

Block D

BOEING MODEL 737-89P AIRCRAFT

The Detail Specification will be comprised of Boeing Detail Specification *** as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 3309	A-1 BOEING PROPRIETARY	SA-3

CEA38WBSI-08_071511094616_Table 4.XLS	BOEING PROPRIETARY	7/18/2011-10:36 AM

	CEA PA 3309	2008$
	Exhibit A-4 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 1

CEA38WBSI-08_071511094616_Table 4.XLS	BOEING PROPRIETARY	7/18/2011-10:36 AM

	CEA PA 3309	2008$
	Exhibit A-4 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 2

CEA38WBSI-08_071511094616_Table 4.XLS	BOEING PROPRIETARY	7/18/2011-10:36 AM

	CEA PA 3309	2008$
	Exhibit A-4 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 3

CEA38WBSI-08_071511094616_Table 4.XLS	BOEING PROPRIETARY	7/18/2011-10:36 AM

	CEA PA 3309	2008$
	Exhibit A-4 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 4

CEA38WBSI-08_071511094616_Table 4.XLS	BOEING PROPRIETARY	7/18/2011-10:36 AM

	CEA PA 3309	2008$
	Exhibit A-4 SA-3	Price
CR	Title	Per A/C
***	***	***

P.A.	BOEING PROPRIETARY	Page 5

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD. (CEA)

Supplemental Exhibit BFE1 to Purchase Agreement Number 3309

SA-3

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-79P and 737-89P AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1	Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete

Galley Inserts	Complete

Seats (passenger)	Complete

Cabin Systems Equipment	Complete

Miscellaneous Emergency Equipment	Complete

Cargo Handling Systems	Complete

For a new certification, supplier requires notification *** prior to Cargo Handling System on-dock date.

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

2.	On-dock Dates

On or before November 2010, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

Item	Preliminary On-Dock Dates

Seats	***
Galleys/Furnishings	***
Antennas & Mounting Equipment	***
Avionics	***
Cabin Systems Equipment	***
Miscellaneous Emergency Equipment	***
Textiles/Raw Material	***
Cargo Systems	***
Provision Kits	***
Radomes	***

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE Imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as Importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companvoffices/doingbiz/supplier_portal/index_general.html

P.A. No. 3309	BFE1 BOEING PROPRIETARY	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3309-02

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People's Republic of China

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737- 89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Subject to the terms and conditions herein, Customer may substitute the purchase of Boeing Model 737-800 or 737-900ER aircraft (Substitute Aircraft) in place of any of the Block A or Block C Aircraft. Correspondingly, Customer may substitute the purchase of Boeing Model 737-700 or 737-900ER aircraft (Substitute Aircraft) in place of any of the Block B Aircraft.

1.	Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(a)        no later than the first day of the month that is *** prior (for Model 737-700 and 737-800 aircraft) and fifteen moths prior (for Model 737-900ER aircraft) to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer, or;

(b)        no later than the first day of the month that is *** prior (for Model 737-700 and 737-800 aircraft) and eighteen months prior (for Model 737-900ER aircraft) to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer.

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3309-02  Page 2

2.	Boeing's Production Capability.

Customer’s substitution right is conditioned upon Boeing’s having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

Substitution rights for Model 737-900ER aircraft exclude installation of auxiliary fuel tanks.

3.	Definitive Agreement.

Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer's and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within *** of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2. above.

4.	Price and Advance Payments.

***

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3309-02  Page 3

***

5.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties, Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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China Eastern Airlines Corporation, Ltd.

3309-02  Page 4

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2011

CHINA EASTERN AIRLINES CORPORATION, LTD.

By	/s/ Zhang Houxin

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

BY	/s/ Li Zhiyong

Its

P.A. No. 3309	BOEING PROPRIETARY	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-REW-0114

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Special Matters

Reference:	Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737- 89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	***

1.1	***

1.2	***

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China Eastern Airlines Corporation, Ltd.

6-1165-REW-0114  Page 2

1.3	***

1.4	***

1.5	***

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China Eastern Airlines Corporation, Ltd.

6-1165-REW-0114  Page 3

invoice payment of the Aircraft. It may not be applied toward advance payments due on the Aircraft.

1.6	Customer Training Credit Memorandum – Block B and Block D Aircraft.

1.7	***

1.8	***

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China Eastern Airlines Corporation, Ltd.

6-1165-REW-0114  Page 4

1.9	***

1.10	***

2.          Assignment.     The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer’s becoming the operator of the Block A, Block B, Block C and Block D Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

3.          Confidential Treatment.     Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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China Eastern Airlines Corporation, Ltd.

6-1165-REW-0114  Page 5

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2011

CHINA EASTERN AIRLINES CORPORATION, LTD.

By	/s/ Zhang Houxin

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Li Zhiyong

Its

P.A. No. 3309	BOEING PROPRIETARY	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1I65-REW-0116

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Government Approval

Reference:	Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737- 89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, All terras used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Government Approval.

Customer will use its best efforts to obtain approval for the purchase of the Aircraft from the Government of the People's Republic of China (PRC) as soon as practicable after the signing of this Letter Agreement, and will advise Boeing promptly after such approval has been obtained. Both parties, Boeing and Customer, acknowledge that Customer requires approval from the government of the PRC. Boeing will use its best efforts to support Customer in obtaining such approval.

2.	Rescheduling of Aircraft.

If Boeing has not received written or telegraphic notice from Customer on or before *** prior to Block A, Block B and Block C Aircraft that Government approval has been obtained, or Customer is not current with advanced payments, Boeing may, ***

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6-1165-REW-0116  Page 2

3.	Effect of Aircraft Rescheduling.
***

4.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement, is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3309	BOEING PROPRIETARY	SA-3

China Eastern Airlines Corporation, Ltd.

6-1165-REW-0116  Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _______________, 2011

CHINA EASTERN AIRLINES CORPORATION, LTD.

By	/s/ Zhang Houxin
Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Li Zhiyong
Its

P.A. No. 3309	BOEING PROPRIETARY	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-REW-0117

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737- 89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined, in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Aircraft Applicability.

 The terms of this Letter Agreement are applicable only to the firm Aircraft included in Table 1 and Table 2 of the Purchase Agreement at the time of signing, that have scheduled Delivery Dates during the time period from January 2011 through July 2013 (the Included Aircraft).

2.	Airframe Price Adjustment.

 At the time of delivery of each Included Aircraft, the Airframe Price Adjustment will be determined in accordance with Supplemental Exhibit AE1 to the Purchase Agreement. At such time, an Escalation Factor, rounded to 4 decimal places, will be determined using the following formula:

***

3.	Special Escalation Program Factor.

 The Escalation Factor established in paragraph 2 above will be compared with the Special Escalation Program Factor for the corresponding delivery month and year set forth on Attachment I hereto.

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China Eastern Airlines Corporation, Ltd.

6-1165-REW-0117  Page 2

3.1 ***

3.2 ***

4.	Credit Memoranda.

 ***

5.	Advance Payment Base Price.

 ***

6.	Not Included Aircraft.

 ***

7.	Confidential Treatment.

 Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose Its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 3309	BOEING PROPRIETARY	SA-3

China Eastern Airlines Corporation, Ltd.

6-1165-REW-0117  Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _________________.2011

CHINA EASTERN AIRLINES CORPORATION, LTD.

By	/s/ Zhang Houxin
Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Li Zhiyong
Its

P.A. No. 3309	BOEING PROPRIETARY	SA-3

Attachment 1 to

6-1165-REW-0117

SPECIAL ESCALATION PROGRAM FACTORS

***

***

P.A. No. 3309 Special_Escalation_Program	BOEING PROPRIETARY	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-REW-0375

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737- 89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Aircraft Applicability.

The terms of this Letter Agreement are applicable only to the firm Aircraft included in Table 3 and Table 4 of the Purchase Agreement at the time of signing, that have scheduled Delivery Dates during the time period from January 2011 through July 2016 (the Included Aircraft).

2.	Airframe Price Adjustment.

At the time of delivery of each Included Aircraft, the Airframe Price Adjustment will be determined in accordance with Supplemental Exhibit AE1 to the Purchase Agreement. At such time, an Escalation Factor, rounded to 4 decimal places, will be determined using the following formula:

***

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China Eastern Airlines Corporation, Ltd.

6-1165-REW-0375 Page 2

3.	Special Escalation Program Factor.

***

3.1     ***

3.2     ***

4.	Credit Memoranda.

***

5.	Advance Payment Base Price.

***

6.	Not Included Aircraft.

***

7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A No.3309	BOING PROPRIETARY	SA-3

China Eastern Airlines Corporation, Ltd.

6-1165-REW-0375 Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _________________, 2011

CHINA EASTERN AIRLINES CORPORATION, LTD.

By	/s/ Zhang Houxin
Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Li Zhiyong
Its

P.A No.3309	BOING PROPRIETARY	SA-3

Attachment 1 to

6-1165-REW-0375

SPECIAL ESCALATION PROGRAM FACTORS

***

***

P.A. No. 3309 Special_Escalation_Program	BOEING PROPRIETARY	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-REW-0380

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Government Approval for Block D Aircraft

Reference:	Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737- 89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Government Approval.

Customer will use its best efforts to obtain all required approvals from the People's Republic of China (Government Approval) for the import of the Aircraft and will advise Boeing promptly in writing after such approval has been obtained.

2.	Boeing Process Support.

***

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6-1165-REW-0380  Page 2

3.	Flexibility.

***

3.1     Reschedule Aircraft. ***

3.1.1 ***

3.1.2 ***

3.1.3 ***

3.1.4 ***

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6-1165-REW-0380  Page 3

3.2 ***

4.	Effect of Termination.

***

5.	Confidential Treatment

Boeing and Buyer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 3309	BOEING PROPRIETARY	SA-3

China Eastern Airlines Corporation, Ltd.

6-1165-REW-0380 Page 4

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller
Its	Attornev-In-Fact

ACCEPTED AND AGREED TO this

Date: _______________, 2011

CHINA EASTERN AIRLINES CORPORATION, LTD.

By	/s/ Zhang Houxin
Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Li Zhiyong
Its

P.A. No. 3309	BOEING PROPRIETARY	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-REW-0387

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Significant Aircraft Improvement Block D Aircraft

Reference:	Purchase Agreement No. 3309 (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 737-79P and 737- 89P aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Significant Improvement.

During the delivery stream of the Aircraft Boeing may make, or cause to be made, improvements to the 737 aircraft. These changes may be in the form of a performance-improvement package, other significant aircraft improvement to the Aircraft or the transition of Aircraft to the Boeing Model 737-7/-8/-9 re-engined family of aircraft (Significant Improvement), Boeing may take the following actions with regard to offering the Significant Improvement:

1.1     ***

1.2     ***

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6-1165-REW-0387  Page 2

2.	Notice and Purchase Agreement Amendment.

***

2.1 ***

2.2 ***

3.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 3309	BOEING PROPRIETARY	SA-3

China Eastern Airlines Corporation, Ltd.

6-1165-REW-0387  Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _________________,2011

CHINA EASTERN AIRLINES CORPORATION, LTD.

By	/s/ Zhang Houxin
Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Li Zhiyong
Its

P.A. No. 3309	BOEING PROPRIETARY	SA-3